Comprehensive Income (Loss)	9 Months Ended
Sep. 30, 2013
Comprehensive Income (Loss) [Abstract]
Comprehensive Income (Loss)
6. Comprehensive Income (Loss)

Comprehensive income (loss), as defined in ASC 220, is the total of net income (loss) and all other non-owner changes in equity (or other comprehensive income (loss)) such as foreign currency translation adjustments. For the nine months ended September 30, 2013 and 2012, the comprehensive loss was approximately $2,525,000 and $2,157,000, respectively.